UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box: ☐

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

SOTHEBY’S

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒      No fee required.

☐      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

☐      Fee paid previously with preliminary materials.

☐      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

1334 York Avenue, New York, NY 10021 (212) 606-7000

January 3, 2019

Dear Fellow Stockholder:

On behalf of the Board of Directors of Sotheby’s, we are pleased to invite you to attend a Special Meeting of Stockholders. The meeting will be held at our offices located at 1334 York Avenue, New York 10021, on Thursday, February 14, 2019, at 9:00 a.m., Eastern Time.

This booklet includes the formal notice of the meeting, as well as the proxy statement. The proxy statement gives you information about the formal item of business to be voted on at the meeting and other information relevant to your voting decisions.

We are providing our stockholders access to the proxy materials over the Internet. This allows us to provide you with the special meeting information you need in a fast and efficient manner, while reducing the environmental impact of our special meeting. On or about January 3, 2019, we will mail to stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement and how to vote online. If you receive such a Notice by mail, you will not receive a printed copy of the materials unless you specifically request one. However, the Notice contains instructions on how to request to receive printed copies of these materials and a proxy card by mail.

Your vote is very important to us. Regardless of the number of shares you own and whether or not you attend the meeting, please vote. You may vote by toll-free telephone, via the Internet or, if you request that the proxy materials be mailed to you, by completing, dating and signing the proxy card and returning it in the envelope provided. No postage is required if the proxy card is mailed in the United States. If present at the meeting, you may revoke your proxy and vote in person.

Attendance at the meeting will be limited to stockholders as of December 26, 2018, the record date for the special meeting, or their authorized representatives, and our guests.

We look forward to seeing you at the meeting.

Cordially,

Domenico De Sole
Chairman of the Board of Directors

Thomas S. Smith, Jr.
President and Chief Executive Officer

1334 York Avenue, New York, NY 10021 (212) 606-7000

January 3, 2019

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held February 14, 2019

To the Stockholders of

SOTHEBY’S:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Sotheby’s (the “Company or “Sotheby’s”) will be held at the Company’s offices, 1334 York Avenue, New York, NY 10021, on Thursday, February 14, 2019, at 9:00 a.m., Eastern Time, for the following purpose:

•	To approve a proposal to amend the Company’s Certificate of Incorporation to provide that special meetings of stockholders of the Company shall be called by our secretary upon the written request of one or more stockholders that are holders of record of not less than 20% of the voting power of all outstanding shares of common stock of the Company.

The Board of Directors has unanimously approved the proposal and the form of the First Amended and Restated Certificate of Incorporation and recommends that you vote FOR the proposal. The Board of Directors fixed the close of business on December 26, 2018 as the record date for determining stockholders entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting. At the close of business on December 26, 2018, there were 46,346,863 shares of our common stock entitled to vote at the meeting. Further information regarding voting rights and the matter to be voted upon is presented in the accompanying proxy statement.

A complete list of stockholders entitled to vote at the meeting will be open to the examination of stockholders at the meeting and for a period of ten days prior to the meeting at our offices at 1334 York Avenue, New York, New York 10021, during ordinary business hours.

By Order of the Board of Directors

David G. Schwartz
Senior Vice President, Chief Securities Counsel
and Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials
for the Special Meeting of Stockholders to be held on February 14, 2019.

The proxy statement is available at https://sothebys.gcs-web.com/proxy.

1334 York Avenue
New York, New York 10021

PROXY STATEMENT

Special Meeting of Stockholders

THE MEETING

Introduction

This proxy statement is being furnished to the stockholders of Sotheby’s, a Delaware corporation (the “Company” or “Sotheby’s”), in connection with the solicitation of proxies by our Board of Directors for use at a Special Meeting of stockholders and at any adjournments thereof (the “Special Meeting”).

Date, Time and Place

The Special Meeting will be held on February 14, 2019, at 9:00 a.m., Eastern Time, at our offices located at 1334 York Avenue, New York, NY 10021.

Matter to be Considered

At the Special Meeting, stockholders will be asked to approve a proposal to amend the Company’s Certificate of Incorporation to provide that special meetings of stockholders of the Company shall be called by our secretary upon the written request of one or more holders of record of shares in the aggregate entitled to cast not less than 20% of the votes. See PROPOSAL TO APPROVE AMENDMENT TO CERTIFICATE OF INCORPORATION.

Internet Availability of Proxy Materials

This proxy statement is available on the Investor Relations page of our website, www.sothebys.com. Additionally, and in accordance with Securities and Exchange Commission (“SEC”) rules, you may access our proxy statement at https://sothebys.gcs-web.com/proxy.

Under rules adopted by the SEC, we have elected to furnish the proxy statement to many of our stockholders via the Internet instead of mailing printed materials to each stockholder. We believe this is in the best interests of our stockholders because we can provide our stockholders

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with the information they need, while lowering the cost of delivery and reducing the environmental impact.

On or about January 3, 2019, we began mailing to holders of our common stock (other than those who previously requested electronic or paper delivery) a “Notice of Internet Availability of Proxy Materials” (the “Notice”). If you received the Notice by mail, you will not automatically receive a printed copy of this proxy statement in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the proxy materials online. The Notice also instructs you on how you may submit your proxy via the Internet. If you previously requested electronic delivery, you will receive an e-mail providing you with the Notice, and if you previously requested paper delivery, you will receive a paper copy of the proxy materials by mail. We encourage you to receive all proxy materials in the future electronically to help us save printing costs and postage fees, as well as natural resources in producing and distributing these materials. If you wish to receive these materials electronically next year, please follow the instructions on the proxy card or on the Investor Relations page of our website, www.sothebys.com.

You can receive a copy of our proxy materials by following the instructions (contained in the Notice) regarding how you may request to receive your materials electronically or in printed form on a one-time or ongoing basis. Requests for printed copies of the proxy materials can be made by Internet at https://sothebys.gcs-web.com/proxy, by telephone at 1-212-894-1023 or by email at investor@sothebys.com by sending a blank email with your control number (the 12 digit identifying number in the box on the Notice) in the subject line.

Record Date; Shares Outstanding and Entitled to Vote; Quorum

Stockholders as of the close of business on December 26, 2018 (the “Record Date”), are entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were 46,346,863 shares of common stock outstanding and entitled to vote, with each share entitled to one vote. Holders of a majority of the outstanding shares of the Company’s common stock entitled to vote must be present in person or represented by proxy in order for action to be taken at the Special Meeting.

Attending the Special Meeting

Only stockholders who owned shares as of the Record Date, or their duly appointed proxies, may attend the Special Meeting. If you hold your shares through a broker, bank or other record owner, you will not be admitted to the Special Meeting unless you bring a legal proxy or a copy of a statement (such as a brokerage statement) from your broker, bank or other record owner reflecting your stock ownership as of the Record Date. Additionally, in order to be admitted to the Special Meeting, you must bring a driver’s license, passport or other form of government-issued identification to verify your identity.

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Required Votes

For the proposal to amend the Certificate of Incorporation set forth in this proxy statement, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Approval of the proposal to amend the Company’s Certificate of Incorporation requires the affirmative vote of the holders of a majority of the common stock outstanding and entitled to vote at the Special Meeting. Consequently, abstentions and failures to submit a proxy or to vote in person at the Special Meeting will have the same effect as votes “AGAINST” the proposal.

Abstentions are considered present and entitled to vote at the Special Meeting.  As a result, abstentions will be counted for purpose of determining the presence or absence of a quorum.  Broker non-votes will only be counted as present for purposes of a quorum if the beneficial owner provides the broker with voting instructions for at least one proposal. As the proposal set forth in this proxy statement is considered a “non-routine” matter under NYSE rules, a stockholder’s shares will not be considered broker non-votes and will not be counted as present for the purpose of determining the existence of a quorum if no instructions have been provided on how to vote on the proposal set forth in this proxy statement.

Voting Recommendation

The Board of Directors recommends that you vote FOR the proposal to amend the Company’s Certificate of Incorporation set forth in this proxy statement.

Voting and Revocation of Proxies

Stockholders who hold shares in their own name can vote by proxy in one of three ways:

•	By Internet – You can vote via the Internet by following the instructions in the Notice or by visiting the Internet website at https://sothebys.gcs-web.com/proxy and following the on-screen instructions. Votes submitted through the Internet must be received by 11:59 p.m., Eastern Standard Time, on February 13, 2019;

•	By Telephone – In the United States and Canada you can vote by telephone by following the instructions in the Notice or by calling 1-212-894-1023 (toll-free) and following the instructions. Votes submitted by telephone must be received by 11:59 p.m., Eastern Standard Time, on February 13, 2019; or

•	By Mail – You can vote by mail if you received a printed proxy card by dating, signing and promptly returning your proxy card in the postage prepaid envelope provided with the materials by the close of business on February 13, 2019.

You may also vote in person. Common stock represented by properly executed proxies, received by us or voted by telephone or via the Internet, which are not revoked will be voted at the Special Meeting in accordance with the instructions contained therein. If instructions are not given, proxies will be voted FOR the amendment to the Certificate of Incorporation.

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Voting instructions, including instructions for both telephonic and Internet voting, are provided in the Notice or, if you received a printed proxy card, on the proxy card. The Internet and telephone voting procedures are designed to authenticate stockholder identities, to allow stockholders to give voting instructions, and to confirm that stockholders’ instructions have been recorded properly. A control number, located on the Notice and proxy card, will identify stockholders and allow them to vote their shares and confirm that their voting instructions have been properly recorded. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder. If you do vote by Internet or telephone, it will not be necessary to return a proxy card.

If your shares are held in the name of a bank or broker, follow the voting instructions on the form you receive from your record holder. The availability of Internet and telephone voting will depend on their voting procedures.

If a stockholder neither returns a signed proxy card, votes by the Internet or by telephone, nor attends the Special Meeting and votes in person, his or her shares will not be voted.

Any proxy signed and returned by a stockholder or voted by telephone or via the Internet may be revoked at any time before it is exercised by giving written notice of revocation to our Secretary, at our address set forth herein, by executing and delivering a later-dated proxy, either in writing, by telephone or via the Internet, or by voting in person at the Special Meeting. Attendance at the Special Meeting will not alone constitute revocation of a proxy.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports, proxy statements or Notice of Internet Availability of proxy materials with respect to two or more stockholders sharing the same address by delivering a single annual report, proxy statement or Notice of Internet Availability of proxy materials, as applicable, addressed to those stockholders. As permitted by the Securities Exchange Act of 1934 (as amended, the “Exchange Act”), only one copy of the Notice or this proxy statement, as applicable, is being delivered to our stockholders residing at the same address, unless such stockholders have notified the Company of their desire to receive multiple copies of the proxy statement. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice or proxy statement, or if you are receiving multiple copies of the Notice or this proxy statement and wish to receive only one, please contact our transfer agent, Computershare Investor Services, at the address or telephone number set forth on the next page. Sotheby’s will promptly deliver, upon oral or written request, a separate copy of this proxy statement to any stockholder residing at an address to which only one copy was mailed.

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Requests for additional copies should be directed to: Sotheby’s, Attention: Corporate Secretary, 1334 York Avenue, New York, NY 10021, Telephone 1-212-894-1023.

Proxy Solicitation

We will bear the costs of solicitation of proxies for the Special Meeting. In addition to solicitation by mail, directors, officers and our regular employees may solicit proxies from stockholders by telephone, personal interview or otherwise. These directors, officers and employees will not receive additional compensation, but may be reimbursed for out-of-pocket expenses in connection with this solicitation. In addition to solicitation by our directors, officers and employees, we have engaged Morrow & Co., LLC to assist in the solicitation of proxies and provide related advice and informational support, for a base fee of $10,000, plus customary disbursements. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of common stock held of record by them, and these custodians will be reimbursed for their reasonable expenses.

Transfer Agent

Our transfer agent is Computershare Investor Services. You should contact the transfer agent, at the phone number or addresses listed below, if you have questions concerning stock certificates, dividend checks, transfer of ownership or other matters pertaining to your stock account.

If By First Class Mail:

Computershare Investor Services

P.O. Box 505000

Louisville, KY 40233-5000

If By Overnight Courier:

Computershare Investor Services

462 South 4th Street

Louisville, KY 40202

website: www.computershare.com/investor

Telephone:  (800) 368-5948 (in the U.S., Puerto Rico and Canada)

or (201) 680-6578 (outside the U.S., Puerto Rico and Canada)

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OWNERSHIP OF COMMON STOCK

Set forth below is certain information as of December 26, 2019 with respect to the beneficial ownership of our common stock (as determined under the rules of the SEC) by:

•	each person who, to our knowledge, is the beneficial owner of more than 5% of our outstanding shares of common stock, which is our only class of voting securities;

•	each of our directors;

•	each of the executive officers named in the proxy statement for the 2018 annual meeting of stockholders.; and

•	all of our directors and executive officers as a group.

Except as otherwise stated, the business address of each person listed is c/o Sotheby’s, 1334 York Avenue, New York, New York 10021. Except as otherwise described below, each of the persons named in the table has sole voting and investment power with respect to the common stock beneficially owned and has not pledged such common stock as security for any obligations.

Performance share units (“PSUs”) and restricted stock units (“RSUs”), issued as compensation to our executive officers, do not carry voting rights and may not be transferred, until they are earned or vest. Because officers holding PSUs and RSUs do not have voting or investment power, they are not considered the beneficial owners of the underlying common stock. For this reason, PSUs and RSUs are not included in the table below. For informational purposes, the number of PSUs and RSUs held by officers are provided in the footnotes to the table.

Name and Address of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership		Percent of Class

Taikang Life Insurance Co. Ltd. (a)	7,939,661		17.13%
Third Point LLC and Daniel S. Loeb (b)	6,666,611		14.38%
BlackRock, Inc. (c)	3,921,869		8.46%
The Vanguard Group (d)	3,878,885		8.37%
AllianceBernstein L.P. (e)	3,730,808		8.05%
Jessica M. Bibliowicz	14,051	(f)	*
Valentino D. Carlotti	8,440	(g)	*
Linus W. L. Cheung	4,537	(h)	*
Adam Chinn	69,382	(i)	*
Kevin Conroy	13,051	(j)	*
Domenico De Sole	60,320	(k)	*
Duke of Devonshire	70,595	(l)	*
David Goodman	7,956	(m)	*
Michael Goss	53,720	(n)	*
Marsha E. Simms	16,901	(o)	*
Thomas S. Smith, Jr.	151,715	(p)	*
Diana L. Taylor	27,822	(q)	*
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Name and Address of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership		Percent of Class

Dennis M. Weibling	118,906	(r)	*
Harry J. Wilson	33,051	(s)	*
All directors and executive officers as a group (19 persons)	7,338,597	(t)	15.83%

* Less than 1%.

(a)	The business address of this beneficial owner is Taikang Life Building, 156 Fuxingmennei Street, Beijing, People’s Republic of China 100031. Based on a Schedule 13D/A filed on November 16, 2017 by Taikang Life Insurance Co. Ltd.

(b)	The business address of this beneficial owner is 390 Park Avenue, 19th Fl., New York, NY 10022. Based on a Schedule 13D/A filed on November 7, 2018 by a group consisting of Third Point LLC and Daniel S. Loeb, and Form 4’s filed by the group. Mr. Loeb, a member of our Board of Directors, is the managing member of Third Point LLC and controls Third Point LLC’s business activities. As such, Mr. Loeb may be deemed to be the beneficial owner of the shares held by Third Point LLC.

(c)	The business address of this beneficial owner is 55 East 52nd Street, New York, NY 10022. Based on a Schedule 13G/A filed on January 22, 2018 by a group consisting of BlackRock, Inc. and subsidiaries.

(d)	The business address of this beneficial owner is 100 Vanguard Blvd., Malvern, PA 19355. Based on a Schedule 13G/A filed on February 12, 2018 by a group consisting of The Vanguard Group, Inc. and subsidiaries.

(e)	The business address of this beneficial owner is 1345 Avenue of Americas, New York, NY 10105. Based on a Schedule 13G filed on February 13, 2018 by AllianceBernstein L.P.

(f)	Includes 10,051 shares that will be acquired upon the redemption of deferred stock units. Deferred stock units will be redeemed upon termination of the director’s service.

(g)	Does not include 8,070 PSUs and 8,070 RSUs held by Mr. Carlotti.

(h)	Consists of 4,537 shares that will be acquired upon the redemption of deferred stock units.

(i)	Does not include 49,481 PSUs and 14,410 RSUs held by Mr. Chinn.

(j)	Includes of 10,051 shares that will be acquired upon the redemption of deferred stock units.

(k)	Includes 27,215 shares that will be acquired upon the redemption of deferred stock units.

(l)	Includes 51,590 shares that will be acquired upon the redemption of deferred stock units.

(m)	Does not include 50,544 PSUs and 14,410 RSUs held by Mr. Goodman.

(n)	Does not include 47,664 PSUs and 42,999 RSUs held by Mr. Goss.

(o)	Consists of 16,901 shares that will be acquired upon the redemption of deferred stock units.

(p)	Includes 16,740 shares of common stock held by his wife as UTMA custodian for his minor children. Does not include 358,115 PSUs and 31,657 RSUs held by Mr. Smith.

(q)	Consists of 27,822 shares that will be acquired upon the redemption of deferred stock units.

(r)	Includes 27,906 shares that will be acquired upon the redemption of deferred stock units. Does not include 17,469 RSUs held by Mr. Weibling.

(s)	Includes 10,051 shares that will be acquired upon the redemption of deferred stock units.

(t)	Includes 186,124 shares that may be acquired upon the redemption of deferred stock units held by directors. Does not include 132,272 RSUs and 558,742 PSUs held by executive officers.
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PROPOSAL TO APPROVE AMENDMENT TO CERTIFICATE OF INCORPORATION

Our Board of Directors has approved an amendment of our Certificate of Incorporation (the “Certificate”) to provide that special meetings of stockholders of the Company shall be called by our secretary upon the written request of one or more holders of record of shares in the aggregate entitled to cast not less than 20% of the votes. The proposed amendment of the Certificate is being submitted to our stockholders for approval at the Special Meeting.

The description in this proxy statement of the proposed amendment of the Certificate is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Certificate, as amended and restated by the proposed amendment, which is attached to this proxy statement as Appendix A. For convenience of reference, a copy of the Certificate showing the proposed amendment, with deleted text shown in strikethrough and added text shown as bold and italicized, is attached to this proxy statement as Appendix B.

Reasons for the Certificate Amendment

The Certificate currently provides that, except as otherwise expressly provided by the terms of any series of preferred stock permitting the holders of such series of preferred stock to call a special meeting of the holders of such series, special meetings of stockholders of the Company may be called only by the Chairman of the Board, the President, the Board of Directors, or a committee of the Board of Directors that has been duly designated by the Board to call special meetings, and the ability of the stockholders to call a special meeting is specifically denied.

In reviewing the Company’s corporate governance policies, our Board of Directors determined that it was appropriate in certain circumstances to provide our stockholders with the right to call a special meeting and bring to a vote those matters that are of interest to our stockholders and properly brought before such a meeting. The proposed amendment to the Certificate would expand the persons who may call a special meeting to include one or more holders of record of shares in the aggregate entitled to cast not less than 20% of the votes. The Board of Directors believes the proposed amendment properly balances the dual goals of stockholder democracy and efficient corporate governance. Preparing for stockholder meetings requires significant attention of the Company’s directors, officers and certain employees, diverting their attention away from performing their primary function of operating the Company’s business in the best interests of the stockholders. By providing a meaningful share ownership requirement on the stockholders’ right to call a special meeting, the Board seeks to provide stockholders with an important governance tool while preventing a small minority of stockholders from imposing on the Company the significant financial and administrative burdens associated with convening special stockholders’ meetings.

Also, in addition to the above-described proposed amendment to the Certificate, our Board of Directors determined that it is appropriate and in the best interests of the Company and its stockholders to amend and restate the Certificate to update the name and address of the Company’s registered agent in the State of Delaware and to delete the provision of the Certificate

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that named the incorporator pursuant to Section 245 of the Delaware General Corporation Law, as amended. Such changes to the Certificate do not require our stockholders’ approval.

Bylaw Amendments

Concurrently with its approval of the amendment of the Certificate, our Board of Directors also approved amendments of the Company’s amended and restated bylaws (the “Bylaws”) to implement advance notice procedures, disclosure requirements and other compliance obligations on stockholders that desire to cause our secretary to call a special meeting of stockholders. The amendments of our Bylaws are conditional upon approval of the amendment of the Certificate by our stockholders at the Special Meeting and effectiveness of the proposed amendment of the Certificate, and will not become effective unless the amendment to the Certificate described herein is approved and becomes effective.

The full text of the Bylaws, as amended and restated by the proposed amendments, is attached to this proxy statement as Appendix C. For convenience of reference, a copy of the Bylaws showing the proposed amendments, with deleted text shown in strikethrough and added text shown as bold and italicized, is attached to this proxy statement as Appendix D.

Effective Date of the Amendments

If the amendment of the Certificate is approved by the requisite vote of our stockholders, the amendment of the Certificate will be effective upon its filing with the Delaware Secretary of State, which filing is expected to occur shortly after the Special Meeting. The amendments of the Bylaws will become effective at the same time the amendment of the Certificate becomes effective. If this proposal is not approved by the requisite vote of our stockholders, then the amendment of the Certificate will not be filed with the Delaware Secretary of State and neither the amendment of the Certificate nor the amendments of the Bylaws will become effective.

Required Vote

Stockholder approval of the amendment of the Certificate providing stockholders the right to call special meetings of stockholders described herein requires the affirmative vote of at least a majority of the outstanding shares of our common stock as of the Record Date for the Special Meeting.

The Board of Directors recommends that you vote FOR this proposal.

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COMPANY INFORMATION

Stockholders may request a free copy of this proxy statement from:

Sotheby’s

Attn: Investor Relations Department

1334 York Avenue

New York, New York 10021

Telephone: (212) 894-1023

e-mail: investor@sothebys.com

website: https://sothebys.gcs-web.com/investor-relations

PROPOSALS BY STOCKHOLDERS

For a stockholder proposal that is not intended to be included in our 2019 Annual Meeting proxy statement under Rule 14a-8, our bylaws require the stockholder’s written proposal be submitted to our Secretary at the address below:

•	On or after the close of business on February 1, 2019; and

•	On or before the close of business on March 4, 2019.

Corporate Secretary

Sotheby’s

1334 York Avenue

New York, New York 10021

Fax: (212) 606-7574

In such a case, the notice of proposal must meet certain requirements set forth in our bylaws. Such proposals are not required to be included in our proxy materials. These dates may be subject to modification if our 2019 Annual Meeting of Stockholders occurs more than thirty (30) days before or more than sixty (60) days after May 3, 2019 as provided in Section 1.13 of our Bylaws.

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APPENDIX A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

SOTHEBY’S

Sotheby’s, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

A. The original Certificate of Incorporation of the Corporation was filed with the Secretary of the State of Delaware on March 30, 2006.

B. This Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and restates, integrates and further amends the provisions of the Corporation’s Certificate of Incorporation. Pursuant to resolutions of the Board of Directors of the Corporation, a special meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the DGCL and the Corporation’s Certificate of Incorporation and By-Laws, at which meeting the necessary number of shares as required by statute were voted in favor of the amendments in this Amended and Restated Certificate of Incorporation.

C. The text of the Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety to read as follows:

FIRST. The name of the Corporation is Sotheby’s. The date of filing of its original certificate of incorporation with the Secretary of State of the State of Delaware was March 30, 2006, and the name under which it was originally incorporated was Sotheby’s Delaware, Inc.

SECOND. The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, in the City of Wilmington, New Castle County, Delaware, 19808. The name of its registered agent at such address is Corporation Service Company.

THIRD. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

FOURTH. (a) The total number of shares of stock that the Corporation shall have authority to issue is 250,000,000, of which 200,000,000 shares, par value $0.01 per share, shall be designated as Common Stock (“Common Stock”), and 50,000,000 shares, par value $0.01 per share, shall be designated as Preferred Stock (“Preferred Stock”).

(b) The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of this Article Fourth, to provide from time to time for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such

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series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

The authority of the Board to fix the designation, powers, preferences and rights of the shares of each series and the qualifications, limitations or restrictions thereof shall include, but not be limited to, determination of the following:

(1) the number of shares constituting that series and the distinctive designation of that series;

(2) the dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(3) whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(4) whether that series shall have conversion or exchange privileges, and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board of Directors shall determine;

(5) whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(6) whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(7) the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

(8) any other relative rights, preferences and limitations of that series.

(c) Each holder of Common Stock shall have one vote for each share thereof held.

FIFTH. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to make, alter and repeal the By-Laws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any By-Law whether adopted by them or otherwise.

SIXTH. Unless and except to the extent that the By-Laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

SEVENTH. A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that such exemption from liability or limitation thereof is not permitted under the laws of the State of Delaware as currently in effect or as the same may hereafter be amended. Any amendment, modification or repeal of this Article Seventh shall be prospective only and shall not adversely

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affect any right or protection of a director of the Corporation that exists at the time of such amendment, modification or repeal.

EIGHTH. The Corporation shall indemnify and hold harmless, including the advancement of expenses, to the fullest extent permitted by applicable law as it currently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans maintained or sponsored by the Corporation (a “Covered Person”) (including the heirs, executors, administrators and estate of such Covered Person), against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. The Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article Eighth with respect to the Indemnification and advancement of expenses of directors and officers of the Corporation. Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person that provide for indemnification greater than or different from that provided in this Article Eighth. No amendment or repeal of this Article Eighth shall adversely affect any right or protection existing hereunder or pursuant hereto immediately prior to such amendment or repeal. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article Eighth or under the applicable provisions of law.

NINTH. No action required to be taken or that may be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, and the power of stockholders to consent in writing without a meeting to the taking of any action is specifically denied.

TENTH. Subject to the rights of holders of shares of any class or series of Preferred Stock in respect of meetings of the holders of such shares, special meetings of stockholders (i) may be called at any time by the Chairman of the Board, if any, the President, the Board of Directors, or a committee of the Board of Directors that has been duly designated by the Board of Directors and whose powers and authority, as expressly provided in a resolution of the Board of Directors, include the power to call such meetings at any time and for any purpose or purposes as shall be stated in the notice of the meeting, and (ii) shall be called by the Secretary of the Corporation upon the written request of one or more holders of record of shares in the aggregate entitled to cast not less than 20% of the votes, subject to and in compliance with this

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Article Tenth and the Bylaws. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of such special meeting.

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by the Chief Executive Officer of the Corporation on this [●].

By:
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APPENDIX B

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

SOTHEBY’S~~DELAWARE, INC.~~

Sotheby’s, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows~~I, the undersigned, for the purposes of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware, do execute this Certificate of Incorporation and do hereby certify as follows~~:

A. The original Certificate of Incorporation of the Corporation was filed with the Secretary of the State of Delaware on March 30, 2006.

B. This Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and restates, integrates and further amends the provisions of the Corporation’s Certificate of Incorporation. Pursuant to resolutions of the Board of Directors of the Corporation, a special meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the DGCL and the Corporation’s Certificate of Incorporation and By-Laws, at which meeting the necessary number of shares as required by statute were voted in favor of the amendments in this Amended and Restated Certificate of Incorporation.

C. The text of the Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety to read as follows:

FIRST. The name of the Corporation ~~corporation (which is herein referred to as the “Corporation”)~~ is Sotheby’s. The date of filing of its original certificate of incorporation with the Secretary of State of the State of Delaware was March 30, 2006, and the name under which it was originally incorporated was Sotheby’s Delaware, Inc.

SECOND. The address of the Corporation’s registered office in the State of Delaware is ~~Corporation Trust Center, 1209 Orange Street~~251 Little Falls Drive, in the City of Wilmington, New Castle County, Delaware, 1980~~1~~8. The name of its registered agent at such address is ~~The~~ Corporation ~~Trust~~Service Company.

THIRD. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the ~~General Corporation Law of the State of Delaware~~DGCL.

FOURTH. (a) The total number of shares of stock that the Corporation shall have authority to issue is 250,000,000, of which 200,000,000 shares, par value $0.01 per share, shall be designated as Common Stock (“Common Stock”), and 50,000,000 shares, par value $0.01 per share, shall be designated as Preferred Stock (“Preferred Stock”).

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(b) The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of this Article Fourth, to provide from time to time for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

The authority of the Board to fix the designation, powers, preferences and rights of the shares of each series and the qualifications, limitations or restrictions thereof shall include, but not be limited to, determination of the following:

(1) the number of shares constituting that series and the distinctive designation of that series;

(2) the dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(3) whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(4) whether that series shall have conversion or exchange privileges, and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board of Directors shall determine;

(5) whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(6) whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(7) the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

(8) any other relative rights, preferences and limitations of that series.

(c) Each holder of Common Stock shall have one vote for each share thereof held.

FIFTH. ~~The name and mailing address of the incorporator is Eric S. Shube, Allen & Overy LLP, 1221 Avenue of the Americas, New York, NY, 10020.SIXTH.~~ In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to make, alter and repeal the By-Laws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any By-Law whether adopted by them or otherwise.

~~SEVENTH~~SIXTH. Unless and except to the extent that the By-Laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

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~~EIGHTH~~SEVENTH. A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that such exemption from liability or limitation thereof is not permitted under the laws of the State of Delaware as currently in effect or as the same may hereafter be amended. Any amendment, modification or repeal of this Article ~~Eighth~~Seventh shall be prospective only and shall not adversely affect any right or protection of a director of the Corporation that exists at the time of such amendment, modification or repeal.

~~NINTH~~EIGHTH. The Corporation shall indemnify and hold harmless, including the advancement of expenses, to the fullest extent permitted by applicable law as it currently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans maintained or sponsored by the Corporation (a “Covered Person”) (including the heirs, executors, administrators and estate of such Covered Person), against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. The Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article ~~Ninth~~Eighth with respect to the Indemnification and advancement of expenses of directors and officers of the Corporation. Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person that provide for indemnification greater than or different from that provided in this Article ~~Ninth~~Eighth. No amendment or repeal of this Article ~~Ninth~~Eighth shall adversely affect any right or protection existing hereunder or pursuant hereto immediately prior to such amendment or repeal. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article ~~Ninth~~Eighth or under the applicable provisions of law.

~~TENTH~~NINTH. No action required to be taken or that may be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, and the power of stockholders to consent in writing without a meeting to the taking of any action is specifically denied.

~~ELEVENTH~~TENTH. Subject to the rights of holders of shares of any class or series of Preferred Stock in respect of meetings of the holders of such shares, special meetings of stockholders ~~for any purpose or purposes~~(i) may be called at any time by the Chairman of the Board, if any, the President, the Board of Directors, or a committee of the Board of Directors that has been duly

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designated by the Board of Directors and whose powers and authority, as expressly provided in a resolution of the Board of Directors, include the power to call such meetings~~, but such special meetings may not be called by any other person or persons~~ at any time and for any purpose or purposes as shall be stated in the notice of the meeting, and (ii) shall be called by the Secretary of the Corporation upon the written request of one or more holders of record of shares in the aggregate entitled to cast not less than 20% of the votes, subject to and in compliance with this Article Tenth and the Bylaws. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of such special meeting.

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by the Chief Executive Officer of the Corporation on this ~~I have signed this Certificate of Incorporation this 30th day of March, 2006~~[●].

By: _______________________

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APPENDIX C

AMENDED AND RESTATED BY-LAWS OF SOTHEBY’S

(a Delaware corporation, the “Corporation”)

(as amended and restated through [●])

ARTICLE I

Stockholders

Section 1.1 Annual Meetings. An annual meeting of stockholders shall be held for the election of directors, and, subject to Section 1.12 of these By-Laws, to conduct such other proper business as may be brought before the meeting, at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors.

Section 1.2 Special Meetings.

(a)       Subject to the rights of holders of shares of any class or series of Preferred Stock in respect of meetings of the holders of such shares, special meetings of stockholders may be called (1) at any time by the Chairman of the Board, if any, the President and Chief Executive Officer, the Board of Directors, or by a committee of the Board of Directors that has been duly designated by the Board of Directors and whose powers and authority, as expressly provided in a resolution of the Board of Directors, include the power to call such meetings, and (2) solely to the extent required by Section 1.2(b) of these By-Laws, by the Secretary of the Corporation. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of such special meeting. Any special meeting of stockholders, including any Stockholder Requested Special Meeting (as defined below), shall be held at such date, time and place in accordance with these By-Laws and in compliance with applicable law.

(b)       A special meeting of the stockholders shall be called by the Secretary upon the written request of one or more holders of record of not less than twenty percent of the voting power of all outstanding shares of common stock of the Corporation (the “Requisite Percent”), subject to the following:

(1)       In order for a special meeting upon stockholder request (a “Stockholder Requested Special Meeting”) to be called by the Secretary, one or more written requests for a special meeting (each, a “Special Meeting Request,” and collectively, the “Special Meeting Requests”) stating the purpose of the special meeting and the matters proposed to be

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acted upon thereat must be signed and dated by the Requisite Percent of record holders of common stock of the Corporation (or their duly authorized agents), must be delivered to the Secretary at the principal executive offices of the Corporation and must set forth:

(i)       in the case of any nominations of a director or directors to the Board of Directors proposed to be presented at such Stockholder Requested Special Meeting, the information required by Section 1.13(c) of these By-Laws;

(ii)       in the case of any matter (other than a director nomination) proposed to be conducted at such Stockholder Requested Special Meeting, the information required by Section 1.12(c) of these By-Laws; and

(iii)       an agreement by the requesting stockholder(s) to notify the Corporation immediately in the case of any disposition prior to the record date for the Stockholder Requested Special Meeting of shares of common stock of the Corporation owned of record and an acknowledgement that any such disposition shall be deemed a revocation of such Special Meeting Request to the extent of such disposition, such that the number of shares disposed of shall not be included in determining whether the Requisite Percent has been reached and maintained.

The Corporation will provide the requesting stockholder(s) with notice of the record date for the determination of stockholders entitled to vote at the Stockholder Requested Special Meeting. Each requesting stockholder is required to update the notice delivered pursuant to this Section not later than eight (8) days after such record date to provide any material changes in the foregoing information as of such record date.

In determining whether a special meeting of stockholders has been requested by the record holders of shares representing in the aggregate at least the Requisite Percent, multiple Special Meeting Requests delivered to the Secretary will be considered together only if each such Special Meeting Request (x) identifies substantially the same purpose or purposes of the special meeting and substantially the same matters proposed to be acted on at the special meeting (in each case as determined in good faith by the Board of Directors), and (y) has been dated and delivered to the Secretary within sixty (60) days of the earliest dated of such Special Meeting Requests. If the record holder is not the signatory to the Special Meeting Request, such Special Meeting Request will not be valid unless documentary evidence is supplied to the Secretary at the time of delivery of such Special Meeting Request (or within ten (10) business days thereafter) of such signatory’s authority to execute the Special Meeting Request on behalf of the record holder. Any requesting stockholder may revoke his, her or its Special Meeting Request at any time by written revocation delivered to the Secretary at the principal executive offices of the Corporation; provided, however, that if at any time following such revocation (or any deemed revocation pursuant to clause (iii) above), the unrevoked valid

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Special Meeting Requests represent in the aggregate less than the Requisite Percent, there shall be no requirement to hold a special meeting. The first date on which unrevoked valid Special Meeting Requests constituting not less than the Requisite Percent shall have been delivered to the Corporation is referred to herein as the “Request Receipt Date”.

(2)       A Special Meeting Request shall not be valid if:

(i)        the Special Meeting Request relates to an item of business that is not a proper subject for stockholder action under applicable law;

(ii)       the Request Receipt Date is during the period commencing ninety (90) days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the next annual meeting;

(iii)       the purpose specified in the Special Meeting Request is not the election of directors and an identical or substantially similar item (as determined in good faith by the Board of Directors, a “Similar Item”) was presented at any meeting of stockholders held within the twelve months prior to the Request Receipt Date; or

(iv)       a Similar Item is included in the Corporation’s notice as an item of business to be brought before a stockholder meeting that has been called but not yet held or that is called for a date within ninety (90) days of the Request Receipt Date.

(3)       A Stockholder Requested Special Meeting shall be held at such date, time and place as may be fixed by the Board of Directors; provided, however, that the Stockholder Requested Special Meeting shall be called for a date not more than ninety (90) days after the Request Receipt Date. The Board of Directors shall establish a record date for a Stockholder Requested Special Meeting in accordance with Section 1.8 of these By-Laws.

(4)       Business transacted at any Stockholder Requested Special Meeting shall be limited to (i) the purpose(s) stated in the valid Special Meeting Request(s) received from the Requisite Percent of record holders and (ii) any additional matters that the Board of Directors determines to include in the Corporation’s notice of the meeting. If none of the stockholders who submitted the Special Meeting Request appears or sends a qualified representative to present the matters to be presented for consideration that were specified in the Stockholder Meeting Request, the Corporation need not present such matters for a vote at such meeting, notwithstanding that proxies in respect of such matter may have been received by the Corporation.

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Section 1.3 Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given in writing or by electronic transmission in accordance with applicable law to each stockholder of record entitled to vote at such meeting. Such notice shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the Certificate of Incorporation or these By-Laws, the notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at the address of such stockholder as it appears on the records of the Corporation.

Section 1.4 Adjournments. Any meeting of stockholders, annual or special, may be adjourned from time to time by the chairman of such meeting, whether or not there is a quorum present at such meeting, to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 1.5 Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, at each meeting of stockholders the presence in person or by proxy of the holders of shares of capital stock of the Corporation having a majority of the votes that could be cast by the holders of all outstanding shares of capital stock of the Corporation entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the chairman of such meeting may adjourn the meeting from time to time in the manner provided in Section 1.4 of these By-Laws until a quorum shall be present in person or by proxy. Shares of capital stock of the Corporation belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for purposes of determining whether a quorum is present at any meeting of stockholders; provided, however, that the foregoing shall not limit the right of the Corporation to vote capital stock, including but not limited to its own capital stock, held by it (or any other corporation) in a fiduciary capacity. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Section 1.6 Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in the absence of the Chairman of the Board by the Vice Chairman of the Board, if any, or in the absence of the Vice Chairman of the Board by the President and Chief Executive Officer, or in the absence of the President and Chief Executive Officer by any Vice President, or in the absence of the foregoing persons by a chairman

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designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but the chairman of the meeting may appoint any person to act as secretary of the meeting. The chairman of the meeting shall announce at the meeting of stockholders the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote.

Section 1.7 Voting; Proxies. Except as otherwise provided by the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of capital stock of the Corporation held by such stockholder that has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary. Voting at meetings of stockholders need not be by written ballot and, unless otherwise required by law, need not be conducted by inspectors of election. Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, all matters, other than the election of directors, shall be decided by a majority of the votes that could be cast by the holders of all outstanding shares of capital stock of the Corporation entitled to vote thereon that are present in person or by proxy at such meeting (assuming that a quorum is present).

Section 1.8 Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of capital stock of the Corporation or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (a) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting; and (b) in the case of any other action, shall not be more than sixty (60) days prior to such other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (2) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

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Section 1.9 List of Stockholders Entitled to Vote. The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting, arranged in alphabetical order, and showing the address of each stockholder and the number and class of shares of capital stock of the Corporation registered in the name of each stockholder. Nothing in this Section 1.9 shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Upon the willful neglect or refusal of the directors to produce such a list at any meeting for the election of directors held at a place, or to open such a list to examination on a reasonably accessible electronic network during any meeting for the election of directors held solely by means of remote communication, they shall be ineligible for election to any office at such meeting. The stock ledger shall be the only evidence as to which stockholders are entitled to examine the list of stockholders or to vote in person or by proxy at any meeting of stockholders.

Section 1.10 No Action By Consent of Stockholders. No action required to be taken or that may be taken at an annual or special meeting of stockholders of the Corporation may be taken without a meeting, and the power of stockholders to take action by consent in writing, without a meeting, is expressly denied.

Section 1.11 Conduct of Meetings. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as may be adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders of record, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (d)

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restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 1.12 Advance Notice of Stockholder Business at Annual Meetings.

(a)       At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (2) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (3) otherwise properly brought before the meeting by a stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this Section 1.12.

(b)       For business to be properly brought before an annual meeting by a stockholder of record, the stockholder must have given timely notice thereof in writing to the Secretary. To be timely, a stockholder’s notice must be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

(c)       A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (1) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business, and, if applicable, the beneficial owner on whose behalf the stockholder is acting, (3) the class and number of shares of capital stock of the Corporation that are owned of record by the stockholder, and, if applicable, beneficially by the beneficial owner, and (4) any material interest of the stockholder or, if applicable, the beneficial owner in such business. Notwithstanding anything in these By-Laws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 1.12. The chairman of the annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section 1.12, and if the chairman should so determine,

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the chairman shall so declare to the meeting, and any such business not properly brought before the meeting shall not be transacted.

Section 1.13 Notice of Stockholder Nominees at Annual Meetings.

(a)       Only persons who are nominated in accordance with the procedures set forth in this Section 1.13 shall be eligible for election as directors at any annual meeting called for the purpose of the election of directors.

(b)       Nominations of persons for election to the Board of Directors may be made at an annual meeting of stockholders by or at the direction of the Board of Directors or by any stockholder entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 1.13. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary. To be timely, a stockholder’s notice shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

(c)       A stockholder’s notice to the Secretary shall set forth: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (1) the name, age, business address and residence address of such person, (2) the principal occupation or employment of such person, (3) the class and number of shares of capital stock of the Corporation that are beneficially owned by such person, and (4) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including, without limitation, such persons’ written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the stockholder giving the notice (1) the name and address, as they appear on the Corporation’s books, of such stockholder and (2) the class and number of shares of capital stock of the Corporation that are beneficially owned by such stockholder. At the request of the Board of Directors any person nominated by the Board of Directors for election as a director shall furnish to the Secretary that information required to be set forth in a stockholder’s notice of nomination that pertains to the nominee. No person shall be eligible for election as a director at any annual meeting unless nominated in accordance with the

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procedures set forth in this Section 1.13. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these By-Laws, and if the chairman should so determine, the chairman shall so declare to the meeting, and the defective nomination shall be disregarded.

Section 1.14 Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting given by or at the direction of the Board of Directors or by the Secretary of the Corporation pursuant to Section 1.2(a)(2) of these By-Laws. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (a) by or at the direction of the Board of Directors or (b) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 1.14, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 1.14. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by Section 1.13 of these By-Laws shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the ninetieth (90th) day prior to such special meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder’s notice as described above.

Section 1.15 Procedure for Election of Directors; Required Vote.

(a)       Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, a majority of the votes cast at any meeting for the election of directors at which a quorum is present shall elect directors. For purposes of this By-law, a majority of votes cast shall mean that the number of shares voted “for” a director’s election exceeds 50% of the number of votes cast with respect to that director’s election. Votes cast shall include direction to withhold authority in each case and exclude abstentions with respect to that director’s election. Notwithstanding the foregoing, in the event of a “contested election” of directors, directors shall be elected by the vote of a plurality of the votes cast at any meeting for the election of directors at which a quorum is present. For purposes of this By-law, a “contested election” shall mean any election of directors in which the number of candidates for election as directors exceeds the number of directors to be elected, with the determination thereof being made by the Secretary as of the close of the applicable notice of nomination period set forth in Sections 1.13 and 1.14 of these By-laws or under applicable law, based on whether one or more notice(s) of nomination were timely filed in accordance with said Sections 1.13 or 1.14 or under applicable law; provided, however, that the determination

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that an election is a “contested election” shall be determinative only as to the timeliness of a notice of nomination and not otherwise as to its validity. If, prior to the time the Corporation mails its initial proxy statement in connection with such election of directors, one or more notices of nomination are withdrawn such that the number of candidates for election as director no longer exceeds the number of directors to be elected, the election shall not be considered a contested election, but in all other cases, once an election is determined to be a contested election, directors shall be elected by the vote of a plurality of the votes cast.

(b)       If a nominee for director who is an incumbent director is not elected and no successor has been elected at such meeting, the director shall promptly tender his or her resignation to the Board of Directors. The Nominating and Corporate Governance Committee shall make a recommendation to the Board of Directors as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Board of Directors shall act on the tendered resignation, taking into account the Nominating and Corporate Governance Committee’s recommendation, and publicly disclose (by a press release, a filing with the Securities and Exchange Commission or other broadly disseminated means of communication) its decision regarding the tendered resignation and the rationale behind the decision within 90 days from the date of the certification of the election results. The Nominating and Corporate Governance Committee in making its recommendation, and the Board of Directors in making its decision, may each consider any factors or other information that it considers appropriate and relevant. The director who tenders his or her resignation shall not participate in the recommendation of the Nominating and Corporate Governance Committee or the decision of the Board of Directors with respect to his or her resignation. If such incumbent director’s resignation is not accepted by the Board of Directors, such director shall continue to serve until the next annual meeting and until his or her successor is duly elected, or his or her earlier resignation or removal. If a director’s resignation is accepted by the Board of Directors pursuant to this By-law, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board of Directors, in its sole discretion, may fill any resulting vacancy pursuant to the provisions of Section 2.2 of these By-laws or may decrease the size of the Board of Directors pursuant to the provisions of Section 2.1 of these By-laws.

ARTICLE II

Board of Directors

Section 2.1 Number; Qualifications. The Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders. The Board of Directors may, if it so determines, choose a Chairman of the Board and a Vice Chairman of the Board from among its members. No decrease in the number of authorized directors shall shorten the term of any incumbent director.

Section 2.2 Election; Resignation; Vacancies; Removal. The Board of Directors shall initially consist of the persons named as directors by the incorporator, and each director

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so elected shall hold office until such director’s successor is elected and qualified. At the first annual meeting of stockholders and at each annual meeting thereafter, the stockholders shall elect directors each of whom shall hold office until such director’s successor is elected and qualified. Any director may resign at any time upon written notice to the Corporation. Any newly created directorship or any vacancy occurring in the Board of Directors for any cause may be filled solely by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum or by a single remaining director, and each director so elected shall hold office until such director’s successor is elected and qualified. Subject to the rights of holders of shares of any class or series of Preferred Stock with respect to such class or series of Preferred Stock, any director, or the entire Board of Directors, may be removed from office at any time, either with or without cause, by the affirmative vote of the holders of a majority of the shares then entitled to vote at an election of directors.

Section 2.3 Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and, if so determined, notices thereof need not be given.

Section 2.4 Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, the President and Chief Executive Officer, the Secretary, or any other director. Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting at least twenty-four hours before the special meeting, unless such notice is waived by each director who is not present for such special meeting.

Section 2.5 Telephonic Meetings Permitted. Directors, or any member of any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this By-Law shall constitute presence in person at such meeting.

Section 2.6 Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the whole Board of Directors (including any vacancies) shall constitute a quorum for the transaction of business. Except in cases in which the Certificate of Incorporation or these By-Laws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 2.7 Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in the absence of the Chairman of the Board by the Vice Chairman of the Board, if any, or in the absence of the Vice Chairman of the Board by the President and Chief Executive Officer, or in their absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but the chairman of the meeting may appoint any person to act as secretary of the meeting.

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Section 2.8 Action by Directors without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all directors or members of such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or paper evidence of the electronic transmission are filed with the minutes of proceedings of the Board of Directors or such committee.

Section 2.9 Compensation. By resolution of the Board of Directors an annual or other fee as well as a fixed sum and expenses may be allowed for service as a member of the Board of Directors, for attendance at each annual or special meeting of the Board of Directors and for attendance by a member of such committee at each meeting of any committee designated by the Board of Directors; provided, however, that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

ARTICLE III

Committees

Section 3.1 Committees. The Board of Directors may by resolution designate one or more committees, each committee to consist of one or more of the directors. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it.

Section 3.2 Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these By-Laws.

ARTICLE IV

Advisory Committee

Section 4.1 Advisory Committee: Constitution and Powers. The President and Chief Executive Officer, in consultation with the Chairman of the Board, if any, may designate an advisory committee (to be known as the “Advisory Committee” or “Advisory Board”), the members of which need not be directors but shall be prominent members of the art or business communities of the world. The Advisory Committee and its members shall advise the Corporation as to matters relating to conditions in the national and international art markets

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and shall recommend actions that the Corporation may take in respect thereto. The compensation, if any, of the members of the Advisory Committee shall be fixed from time to time by the President and Chief Executive Officer, in consultation with the Chairman of the Board, if any. The Advisory Committee, as such, shall have no rights, powers, duties, authority, or responsibilities in respect of the Corporation or its shareholders but shall be entitled to all of the indemnifications to which a member of the Board of Directors is entitled.

Section 4.2 Meetings of Advisory Committee. Meetings of the Advisory Committee shall be held at such time(s) and place(s), as shall from time to time be determined by resolution of the Advisory Committee or by its chairman, who shall be elected by the Board of Directors or appointed by the President and Chief Executive Officer. In case the day so determined shall be a legal holiday, such meeting shall be held on the next succeeding day, not a legal holiday, at the same hour.

Section 4.3 Vacancies in Advisory Committee. Any newly created memberships and vacancies occurring in the Advisory Committee may be filled by the President and Chief Executive Officer, in consultation with the Chairman of the Board, if any.

ARTICLE V

Officers

Section 5.1 Officers; Election; Qualifications; Term of Office; Resignation; Removal; Vacancies. The Board of Directors shall elect a President and Chief Executive Officer and a Secretary. The Board of Directors may also choose a Chairman of the Board, one or more Vice Chairmen of the Board, one or more Vice Presidents (who may be further designated as Executive Vice Presidents or Senior Vice Presidents), one or more Assistant Secretaries, a Chief Financial Officer, a Treasurer and one or more Assistant Treasurers and such other officers as the Board of Directors may from time to time determine. Each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding his election, and until such officer’s successor is elected and qualified or until his earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation. Any number of offices may be held by the same person. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

Section 5.2 Powers and Duties of Executive Officers. The officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed in a resolution by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his duties.

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ARTICLE VI

Stock

Section 6.1 Stock Certificates. Every holder of stock shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman or Vice Chairman of the Board of Directors, if any, or the President and Chief Executive Officer or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation certifying the number and class of shares of capital stock of the Corporation owned by such stockholder; provided that the Board of Directors may provide by resolution that some or all classes of its capital stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

Section 6.2 Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

Section 6.3 Transfer Agents and Registrars. The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars.

ARTICLE VII

Indemnification

Section 7.1 Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent authorized by the General Corporation Law of the State of Delaware as it currently exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter, a “proceeding”) by reason of the fact that such person, or a person for whom such person is the legal representative, is or was, at any time during which these By-laws are in effect (whether or not such person continues to serve in such capacity at the time any indemnification or payment of expenses pursuant hereto is sought or at the time any

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proceeding relating thereto exists or is brought) a director or officer of the Corporation or is or was at any such time serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans maintained or sponsored by the Corporation (including the heirs, executors, administrators and estate of such person) (hereinafter, an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, trustee, employee or agent or in any other capacity while serving as a director, officer, trustee, employee or agent, against all liability and loss suffered and expenses (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amount paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, trustee, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators Except as provided in Section 7.4 of these By-Laws, the Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors. The rights to indemnification and advancement of expenses and the other rights conferred upon indemnitees in this By-Law or other By-Laws shall all be contract rights that vest at the time of such person’s service to or at the request of the Corporation and such rights shall continue as to an indemnitee who has ceased to be a director, officer, trustee, employee or agent and shall inure to the benefit of the indemnitee’s heirs, executors and administrators.

Section 7.2 Prepayment of Expenses. The Corporation shall pay the expenses (including attorneys’ fees) of any person entitled to indemnification pursuant to Section 7.1 of these By-Laws or the Certificate of Incorporation incurred in defending any proceeding in advance of its final disposition, such advances to be paid by the Corporation within twenty (20) days after the receipt by the Corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if the General Corporation Law of the State of Delaware requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer to repay all amounts advanced if it shall be ultimately determined by final judicial decision from which there is no further right of appeal that such director or officer is not entitled to be indemnified for such expenses under this Article VII or otherwise.

Section 7.3 Procedure. To obtain indemnification under this Article VII, a claimant shall submit to the Corporation a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. Upon written request by a claimant for indemnification pursuant to the first sentence of this Section 7.3, a determination, if required by applicable law, with respect to the claimant’s entitlement thereto shall be made as follows: (a) if requested by the claimant, by Independent

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Counsel (as hereinafter defined), or (b) if no request is made by the claimant for a determination by Independent Counsel, (a) by the Board of Directors by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined), or (2) if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the claimant, or (3) if a quorum of Disinterested Directors so directs, by the stockholders of the Corporation. In the event the determination of entitlement to indemnification is to be made by Independent Counsel at the request of the claimant, the Independent Counsel shall be selected by the Board of Directors unless there shall have occurred within two years prior to the date of the commencement of the proceeding for which indemnification is claimed a “Change of Control” as defined in the Sotheby’s Restricted Stock Unit Plan, in which case the Independent Counsel shall be selected by the claimant unless the claimant shall request that such selection be made by the Board of Directors. If it is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within ten (10) days after such determination.

Section 7.4 Claims. If a claim for indemnification or payment of expenses under this Article VII is not paid in full within thirty (30) days after a written claim pursuant to Section 7.3 of these By-Laws has been received by the Corporation (except in the case of a claim for advancement of expenses, for which the applicable period is twenty (20) days), the claimant may at any time thereafter file suit against the Corporation to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standard of conduct which makes it permissible under the General Corporation Law of the State of Delaware for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, Independent Counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the Corporation (including its Board of Directors, Independent Counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct. If a determination shall have been made pursuant to Section 7.3 of these By-Laws that the claimant is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding commenced pursuant to this Section 7.4. The Corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to this Section 7.4 that the procedures and presumptions of this Article VII are not valid, binding and enforceable and shall stipulate in such proceeding that the Corporation is bound by all the provisions of this Article VII.

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Section 7.5 Non-Exclusivity of Rights; Inability to Terminate. The rights conferred on any person by this Article VII (a) shall not be exclusive of any other rights that such or any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these By-Laws, agreement, vote of stockholders or Disinterested Directors or otherwise and (b) cannot be terminated by the Corporation, the Board of Directors or the stockholders of the Corporation with respect to a person’s service prior to the date of such termination.

Section 7.6 Other Indemnification. The Corporation may, to the extent authorized from time to time by the Board of Directors or the Chief Executive Officer, grant rights to indemnification and rights to advancement of expenses incurred in connection with any proceeding in advance of its final disposition, to any current or former employee or agent of the Corporation to the fullest extent of the provisions of this Article VII with respect to the indemnification and advancement of expenses of current or former directors and officers of the Corporation.

Section 7.7 Amendment or Repeal. Any amendment, alteration, repeal or modification of the By-laws in this Article VII that in any way diminishes, limits, restricts, adversely affects or eliminates any right of an indemnitee or his or her successors to indemnification, advancement of expenses or otherwise shall be prospective only and shall not in any way diminish, limit, restrict, adversely affect or eliminate any such right with respect to any actual or alleged state of facts, occurrence, action or omission then or previously existing, or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such actual or alleged state of facts, occurrence, action or omission.

Section 7.8 Insurance. The Corporation shall have power to purchase and maintain insurance, at its expense, to protect itself and any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the provisions of this Article VII or under the General Corporation law of the State of Delaware. To the extent that the Corporation maintains any policy or policies providing such insurance, each such current or former director or officer, and each such agent or employee to which rights to indemnification have been granted, shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage thereunder for any such current or former director, officer, employee or agent.

Section 7.9 Definitions. For purposes of Article VII: (a) “Disinterested Director” means a director of the Corporation who is not and was not a party to the matter in respect of which indemnification is sought by the claimant and (b) “Independent Counsel” means a law firm, a member of a law firm, or an independent practitioner, that is experienced in matters of corporation law and shall include any person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing

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either the Corporation or the claimant in an action to determine the claimant’s rights under this Article VII.

Section 7.10 Notice. Any notice, request or other communication required or permitted to be given to the Corporation under this Article VII shall be in writing and either delivered in person or sent by telecopy, telex, telegram, overnight mail or courier service, or certified or registered mail, postage prepaid, return receipt requested, to the Secretary of the Corporation and shall be effective only upon receipt by the Secretary.

ARTICLE VIII

Miscellaneous

Section 8.1 Fiscal Year. The fiscal year of the Corporation shall be determined from time to time by resolution of the Board of Directors.

Section 8.2 Seal. The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

Section 8.3 Waiver of Notice of Meetings of Stockholders, Directors and Committees. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice.

Section 8.4 Interested Directors; Quorum. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of the Corporation’s directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof that authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (a) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the Disinterested Directors, even though the Disinterested Directors be less than a quorum; (b) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (c) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved

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or ratified, by the Board of Directors, a committee thereof, or the stockholders. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee that authorizes the contract or transaction.

Section 8.5 Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time.

Section 8.6 Amendment of By-Laws. These By-Laws may be altered or repealed, and new By-Laws made, by the Board of Directors, but the stockholders may make additional By-Laws and may alter and repeal any By-Laws whether adopted by them or otherwise.

Section 8.7 Forum for Certain Actions. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the United States District Court for the District of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the General Corporation Law of the State of Delaware or the Certificate of Incorporation or these By-Laws (in each case, as may be amended and/or restated from time to time), or as to which the General Corporation Law of the State of Delaware confers jurisdiction on the Court of Chancery of the State of Delaware, (d) any action asserting a claim governed by the internal affairs doctrine, or (e) any action, suit or proceeding regarding indemnification or advancement or reimbursement of expenses arising out of the Certificate of Incorporation, these By-Laws or otherwise, in all cases to the fullest extent permitted by law. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 8.7.

Section 8.8 Severability. If any provision or provisions of these By-Laws shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of these By-Laws (including, without limitation, each portion of any paragraph containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of these By-Laws (including, without limitation, each such portion of any paragraph containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

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APPENDIX D

AMENDED AND RESTATED BY-LAWS OF SOTHEBY’S

(a Delaware corporation, the “Corporation”)

(as amended and restated through ~~November 4, 2010~~ [●])

ARTICLE I

Stockholders

Section 1.1 Annual Meetings. An annual meeting of stockholders shall be held for the election of directors, and, subject to Section 1.12 of these By-Laws, to conduct such other proper business as may be brought before the meeting, at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors.

Section 1.2 Special Meetings. ~~Subject to the rights of holders of shares of any class or series of Preferred Stock in respect of meetings of the holders of such shares, special meetings of stockholders for any purpose or purposes may be called at any time by the Chairman of the Board, if any, the President and Chief Executive Officer, the Board of Directors, or by a committee of the Board of Directors that has been duly designated by the Board of Directors and whose powers and authority, as expressly provided in a resolution of the Board of Directors, include the power to call such meetings, but such special meetings may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of such special meeting.~~

(a)     Subject to the rights of holders of shares of any class or series of Preferred Stock in respect of meetings of the holders of such shares, special meetings of stockholders may be called (1) at any time by the Chairman of the Board, if any, the President and Chief Executive Officer, the Board of Directors, or by a committee of the Board of Directors that has been duly designated by the Board of Directors and whose powers and authority, as expressly provided in a resolution of the Board of Directors, include the power to call such meetings, and (2) solely to the extent required by Section 1.2(b) of these By-Laws, by the Secretary of the Corporation. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of such special meeting. Any special meeting of stockholders, including any Stockholder Requested Special Meeting (as defined below), shall be held at such date, time and place in accordance with these By-Laws and in compliance with applicable law.

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(b)      A special meeting of the stockholders shall be called by the Secretary upon the written request of one or more holders of record of not less than twenty percent of the voting power of all outstanding shares of common stock of the Corporation (the “Requisite Percent”), subject to the following:

(1)     In order for a special meeting upon stockholder request (a “Stockholder Requested Special Meeting”) to be called by the Secretary, one or more written requests for a special meeting (each, a “Special Meeting Request,” and collectively, the “Special Meeting Requests”) stating the purpose of the special meeting and the matters proposed to be acted upon thereat must be signed and dated by the Requisite Percent of record holders of common stock of the Corporation (or their duly authorized agents), must be delivered to the Secretary at the principal executive offices of the Corporation and must set forth:

(i)     in the case of any nominations of a director or directors to the Board of Directors proposed to be presented at such Stockholder Requested Special Meeting, the information required by Section 1.13(c) of these By-Laws;

(ii)     in the case of any matter (other than a director nomination) proposed to be conducted at such Stockholder Requested Special Meeting, the information required by Section 1.12(c) of these By-Laws; and

(iii)     an agreement by the requesting stockholder(s) to notify the Corporation immediately in the case of any disposition prior to the record date for the Stockholder Requested Special Meeting of shares of common stock of the Corporation owned of record and an acknowledgement that any such disposition shall be deemed a revocation of such Special Meeting Request to the extent of such disposition, such that the number of shares disposed of shall not be included in determining whether the Requisite Percent has been reached and maintained.

The Corporation will provide the requesting stockholder(s) with notice of the record date for the determination of stockholders entitled to vote at the Stockholder Requested Special Meeting. Each requesting stockholder is required to update the notice delivered pursuant to this Section not later than eight (8) days after such record date to provide any material changes in the foregoing information as of such record date.

In determining whether a special meeting of stockholders has been requested by the record holders of shares representing in the aggregate at least the Requisite Percent, multiple Special Meeting Requests delivered to the Secretary will be considered together only if each such Special Meeting Request (x) identifies substantially the same purpose or purposes of the special meeting and substantially the same matters proposed to be acted on at the special meeting (in each case as determined in good faith by the Board of Directors), and

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(y) has been dated and delivered to the Secretary within sixty (60) days of the earliest dated of such Special Meeting Requests. If the record holder is not the signatory to the Special Meeting Request, such Special Meeting Request will not be valid unless documentary evidence is supplied to the Secretary at the time of delivery of such Special Meeting Request (or within ten (10) business days thereafter) of such signatory’s authority to execute the Special Meeting Request on behalf of the record holder. Any requesting stockholder may revoke his, her or its Special Meeting Request at any time by written revocation delivered to the Secretary at the principal executive offices of the Corporation; provided, however, that if at any time following such revocation (or any deemed revocation pursuant to clause (iii) above), the unrevoked valid Special Meeting Requests represent in the aggregate less than the Requisite Percent, there shall be no requirement to hold a special meeting. The first date on which unrevoked valid Special Meeting Requests constituting not less than the Requisite Percent shall have been delivered to the Corporation is referred to herein as the “Request Receipt Date”.

(2)     A Special Meeting Request shall not be valid if:

(i)     the Special Meeting Request relates to an item of business that is not a proper subject for stockholder action under applicable law;

(ii)     the Request Receipt Date is during the period commencing ninety (90) days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the next annual meeting;

(iii)     the purpose specified in the Special Meeting Request is not the election of directors and an identical or substantially similar item (as determined in good faith by the Board of Directors, a “Similar Item”) was presented at any meeting of stockholders held within the twelve months prior to the Request Receipt Date; or

(iv)     a Similar Item is included in the Corporation's notice as an item of business to be brought before a stockholder meeting that has been called but not yet held or that is called for a date within ninety (90) days of the Request Receipt Date.

(3)    A Stockholder Requested Special Meeting shall be held at such date, time and place as may be fixed by the Board of Directors; provided, however, that the Stockholder Requested Special Meeting shall be called for a date not more than ninety (90) days after the Request Receipt Date. The Board of Directors shall establish a record date for a Stockholder Requested Special Meeting in accordance with Section 1.8 of these By-Laws.

(4)    Business transacted at any Stockholder Requested Special Meeting shall be limited to (i) the purpose(s) stated in the valid Special Meeting Request(s) received from the Requisite Percent of record holders and (ii) any additional matters that the Board of

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Directors determines to include in the Corporation’s notice of the meeting. If none of the stockholders who submitted the Special Meeting Request appears or sends a qualified representative to present the matters to be presented for consideration that were specified in the Stockholder Meeting Request, the Corporation need not present such matters for a vote at such meeting, notwithstanding that proxies in respect of such matter may have been received by the Corporation.

Section 1.3 Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given in writing or by electronic transmission in accordance with applicable law to each stockholder of record entitled to vote at such meeting. Such notice shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the Certificate of Incorporation or these By-Laws, the notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at the address of such stockholder as it appears on the records of the Corporation.

Section 1.4 Adjournments. Any meeting of stockholders, annual or special, may be adjourned from time to time by the chairman of such meeting, whether or not there is a quorum present at such meeting, to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 1.5 Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, at each meeting of stockholders the presence in person or by proxy of the holders of shares of capital stock of the Corporation having a majority of the votes that could be cast by the holders of all outstanding shares of capital stock of the Corporation entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the chairman of such meeting may adjourn the meeting from time to time in the manner provided in Section 1.4 of these By-Laws until a quorum shall ~~attend~~be present in person or by proxy. Shares of capital stock of the Corporation belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for purposes of determining whether a quorum is present at any meeting of stockholders; provided, however, that the foregoing shall not limit the right of the Corporation to vote capital stock, including but not limited to its own capital stock, held by it (or any other corporation) in a fiduciary capacity. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business until

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adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Section 1.6 Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in the absence of the Chairman of the Board by the Vice Chairman of the Board, if any, or in the absence of the Vice Chairman of the Board by the President and Chief Executive Officer, or in the absence of the President and Chief Executive Officer by any Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but the chairman of the meeting may appoint any person to act as secretary of the meeting. The chairman of the meeting shall announce at the meeting of stockholders the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote.

Section 1.7 Voting; Proxies. Except as otherwise provided by the Certificate of Incorporation ~~of the Corporation~~, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of capital stock of the Corporation held by such stockholder that has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary ~~of the Corporation~~. Voting at meetings of stockholders need not be by written ballot and, unless otherwise required by law, need not be conducted by inspectors of election. Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, all matters, other than the election of directors, shall be decided by a majority of the votes that could be cast by the holders of all outstanding shares of capital stock of the Corporation entitled to vote thereon that are present in person or by proxy at such meeting (assuming that a quorum is present).

Section 1.8 Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of capital stock of the Corporation or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (a) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting; and (b) in the case of any other action, shall not be more than sixty (60) days prior to such other action. If no record date is fixed: (1) the record date for determining stockholders entitled to

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notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (2) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 1.9 List of Stockholders Entitled to Vote. The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting, arranged in alphabetical order, and showing the address of each stockholder and the number and class of shares of capital stock of the Corporation registered in the name of each stockholder. Nothing in this Section 1.9 shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Upon the willful neglect or refusal of the directors to produce such a list at any meeting for the election of directors held at a place, or to open such a list to examination on a reasonably accessible electronic network during any meeting for the election of directors held solely by means of remote communication, they shall be ineligible for election to any office at such meeting. The stock ledger shall be the only evidence as to which stockholders are entitled to examine the list of stockholders or to vote in person or by proxy at any meeting of stockholders.

Section 1.10 No Action By Consent of Stockholders. No action required to be taken or that may be taken at an annual or special meeting of stockholders of the Corporation may be taken without a meeting, and the power of stockholders to take action by consent in writing, without a meeting, is expressly denied.

Section 1.11 Conduct of Meetings. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as may be

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adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders of record, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 1.12 Advance Notice of Stockholder Business at Annual Meetings.

(a)              At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (2) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (3) otherwise properly brought before the meeting by a stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this Section 1.12.

(b)              For business to be properly brought before an annual meeting by a stockholder of record, the stockholder must have given timely notice thereof in writing to the Secretary. To be timely, a stockholder’s notice must be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

(c)                A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (1) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the Corporation’s

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books, of the stockholder proposing such business, and, if applicable, the beneficial owner on whose behalf the stockholder is acting, (3) the class and number of shares of capital stock of the Corporation that are owned of record by the stockholder, and, if applicable, beneficially by the beneficial owner, and (4) any material interest of the stockholder or, if applicable, the beneficial owner in such business. Notwithstanding anything in these By-Laws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 1.12. The chairman of the annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section 1.12, and if the chairman should so determine, the chairman shall so declare to the meeting, and any such business not properly brought before the meeting shall not be transacted.

Section 1.13 Notice of Stockholder Nominees at Annual Meetings.

(a)               Only persons who are nominated in accordance with the procedures set forth in this Section 1.13 shall be eligible for election as directors at any annual meeting called for the purpose of the election of directors.

(b)               Nominations of persons for election to the Board of Directors may be made at an annual ~~a~~ meeting of stockholders by or at the direction of the Board of Directors or by any stockholder entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 1.13. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary. To be timely, a stockholder’s notice shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

(c)                A stockholder’s notice to the Secretary shall set forth: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (1) the name, age, business address and residence address of such person, (2) the principal occupation or employment of such person, (3) the class and number of shares of capital stock of the Corporation that are beneficially owned by such person, and (4) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the

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Securities Exchange Act of 1934, as amended (including, without limitation, such persons’ written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the stockholder giving the notice (1) the name and address, as they appear on the Corporation’s books, of such stockholder and (2) the class and number of shares of capital stock of the Corporation that are beneficially owned by such stockholder. At the request of the Board of Directors any person nominated by the Board of Directors for election as a director shall furnish to the Secretary that information required to be set forth in a stockholder’s notice of nomination that pertains to the nominee. No person shall be eligible for election as a director at any annual meeting unless nominated in accordance with the procedures set forth in this Section 1.13. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these By-Laws, and if the chairman should so determine, the chairman shall so declare to the meeting, and the defective nomination shall be disregarded.

Section 1.14 Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting given by or at the direction of the Board of Directors or by the Secretary of the Corporation pursuant to Section 1.2(a)(2) of these By-Laws. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (a) by or at the direction of the Board of Directors or (b) ~~provided that the Board of Directors has determined that Directors shall be elected at such meeting,~~ by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 1.14, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 1.14. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by Section 1.13 of these By-Laws shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the ninetieth (90th) day prior to such special meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder’s notice as described above.

Section 1.15 Procedure for Election of Directors; Required Vote.

(a)               Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, a majority of the votes cast at any meeting for the election of directors at which a quorum is present shall elect directors. For purposes of this By-law, a majority of votes cast shall mean that the number of shares voted “for” a director’s election exceeds 50% of the number of votes cast with respect to that director’s election. Votes

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cast shall include direction to withhold authority in each case and exclude abstentions with respect to that director’s election. Notwithstanding the foregoing, in the event of a “contested election” of directors, directors shall be elected by the vote of a plurality of the votes cast at any meeting for the election of directors at which a quorum is present. For purposes of this By-law, a “contested election” shall mean any election of directors in which the number of candidates for election as directors exceeds the number of directors to be elected, with the determination thereof being made by the Secretary as of the close of the applicable notice of nomination period set forth in Sections 1.13 and 1.14 of these By-laws or under applicable law, based on whether one or more notice(s) of nomination were timely filed in accordance with said Sections 1.13 or 1.14 or under applicable law; provided, however, that the determination that an election is a “contested election” shall be determinative only as to the timeliness of a notice of nomination and not otherwise as to its validity. If, prior to the time the Corporation mails its initial proxy statement in connection with such election of directors, one or more notices of nomination are withdrawn such that the number of candidates for election as director no longer exceeds the number of directors to be elected, the election shall not be considered a contested election, but in all other cases, once an election is determined to be a contested election, directors shall be elected by the vote of a plurality of the votes cast.

(b)               If a nominee for director who is an incumbent director is not elected and no successor has been elected at such meeting, the director shall promptly tender his or her resignation to the Board of Directors. The Nominating and Corporate Governance Committee shall make a recommendation to the Board of Directors as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Board of Directors shall act on the tendered resignation, taking into account the Nominating and Corporate Governance Committee’s recommendation, and publicly disclose (by a press release, a filing with the Securities and Exchange Commission or other broadly disseminated means of communication) its decision regarding the tendered resignation and the rationale behind the decision within 90 days from the date of the certification of the election results. The Nominating and Corporate Governance Committee in making its recommendation, and the Board of Directors in making its decision, may each consider any factors or other information that it considers appropriate and relevant. The director who tenders his or her resignation shall not participate in the recommendation of the Nominating and Corporate Governance Committee or the decision of the Board of Directors with respect to his or her resignation. If such incumbent director’s resignation is not accepted by the Board of Directors, such director shall continue to serve until the next annual meeting and until his or her successor is duly elected, or his or her earlier resignation or removal. If a director’s resignation is accepted by the Board of Directors pursuant to this By-law, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board of Directors, in its sole discretion, may fill any resulting vacancy pursuant to the provisions of Section 2.2 of these By-laws or may decrease the size of the Board of Directors pursuant to the provisions of Section 2.1 of these By-laws.

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ARTICLE II

Board of Directors

Section 2.1 Number; Qualifications. The Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders. The Board of Directors may, if it so determines, choose a Chairman of the Board and a Vice Chairman of the Board from among its members. No decrease in the number of authorized directors shall shorten the term of any incumbent director.

Section 2.2 Election; Resignation; Vacancies; Removal. The Board of Directors shall initially consist of the persons named as directors by the incorporator, and each director so elected shall hold office until such director’s successor is elected and qualified. At the first annual meeting of stockholders and at each annual meeting thereafter, the stockholders shall elect directors each of whom shall hold office until such director’s successor is elected and qualified. Any director may resign at any time upon written notice to the Corporation. Any newly created directorship or any vacancy occurring in the Board of Directors for any cause may be filled solely by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum or by a single remaining director, and each director so elected shall hold office until such director’s successor is elected and qualified. Subject to the rights of holders of shares of any class or series of Preferred Stock with respect to such class or series of Preferred Stock, any director, or the entire Board of Directors, may be removed from office at any time, either with or without cause, by the affirmative vote of the holders of a majority of the shares then entitled to vote at an election of directors.

Section 2.3 Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and, if so determined, notices thereof need not be given.

Section 2.4 Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, the President and Chief Executive Officer, the Secretary, or any other director. Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting at least twenty-four hours before the special meeting, unless such notice is waived by each director who is not present for such special meeting.

Section 2.5 Telephonic Meetings Permitted. Directors, or any member of any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this By-Law shall constitute presence in person at such meeting.

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Section 2.6 Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the whole Board of Directors (including any vacancies) shall constitute a quorum for the transaction of business. Except in cases in which the Certificate of Incorporation or these By-Laws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 2.7 Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in the absence of the Chairman of the Board by the Vice Chairman of the Board, if any, or in the absence of the Vice Chairman of the Board by the President and Chief Executive Officer, or in their absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 2.8 Action by Directors without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all directors or members of such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or paper evidence of the electronic transmission are filed with the minutes of proceedings of the Board of Directors or such committee.

Section 2.9 Compensation. By resolution of the Board of Directors an annual or other fee as well as a fixed sum and expenses may be allowed for service as a member of the Board of Directors, for attendance at each annual or special meeting of the Board of Directors and for attendance by a member of such committee at each meeting of any committee designated by the Board of Directors; provided, however, that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

ARTICLE III

Committees

Section 3.1 Committees. The Board of Directors may by resolution designate one or more committees, each committee to consist of one or more of the directors. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it.

Section 3.2 Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business

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in the same manner as the Board of Directors conducts its business pursuant to Article II of these By-Laws.

ARTICLE IV

Advisory Committee

Section 4.1 Advisory Committee: Constitution and Powers. The President and Chief Executive Officer, in consultation with the Chairman of the Board, if any, may designate an advisory committee (to be known as the “Advisory Committee” or “Advisory Board”), the members of which need not be directors but shall be prominent members of the art or business communities of the world. The Advisory Committee and its members shall advise the Corporation as to matters relating to conditions in the national and international art markets and shall recommend actions that the Corporation may take in respect thereto. The compensation, if any, of the members of the Advisory Committee shall be fixed from time to time by the President and Chief Executive Officer, in consultation with the Chairman of the Board, if any. The Advisory Committee, as such, shall have no rights, powers, duties, authority, or responsibilities in respect of the Corporation or its shareholders but shall be entitled to all of the indemnifications to which a member of the Board of Directors is entitled.

Section 4.2 Meetings of Advisory Committee. Meetings of the Advisory Committee shall be held at such time(s) and place(s), as shall from time to time be determined by resolution of the Advisory Committee or by its chairman, who shall be elected by the Board of Directors or appointed by the President and Chief Executive Officer. In case the day so determined shall be a legal holiday, such meeting shall be held on the next succeeding day, not a legal holiday, at the same hour.

Section 4.3 Vacancies in Advisory Committee. Any newly created memberships and vacancies occurring in the Advisory Committee may be filled by the President and Chief Executive Officer, in consultation with the Chairman of the Board, if any.

ARTICLE V

Officers

Section 5.1 Officers; Election; Qualifications; Term of Office; Resignation; Removal; Vacancies. The Board of Directors shall elect a President and Chief Executive Officer and a Secretary. The Board of Directors may also choose a Chairman of the Board, one or more Vice Chairmen of the Board, one or more Vice Presidents (who may be further designated as Executive Vice Presidents or Senior Vice Presidents), one or more Assistant Secretaries, a Chief Financial Officer, a Treasurer and one or more Assistant Treasurers and such other officers as the Board of Directors may from time to time determine. Each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding his election, and until such officer’s successor is elected and qualified or until his earlier resignation or removal. Any officer may resign at any time upon written notice to the

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Corporation. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation. Any number of offices may be held by the same person. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

Section 5.2 Powers and Duties of Executive Officers. The officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed in a resolution by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his duties.

ARTICLE VI

Stock

Section 6.1 Stock Certificates. Every holder of stock shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman or Vice Chairman of the Board of Directors, if any, or the President and Chief Executive Officer or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation certifying the number and class of shares of capital stock of the Corporation owned by such stockholder; provided that the Board of Directors may provide by resolution that some or all classes of its capital stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

Section 6.2 Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

Section 6.3 Transfer Agents and Registrars. The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars.

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ARTICLE VII

Indemnification

Section 7.1 Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent authorized by the General Corporation Law of the State of Delaware as it currently exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter, a “proceeding”) by reason of the fact that such person, or a person for whom such person is the legal representative, is or was, at any time during which these By-laws are in effect (whether or not such person continues to serve in such capacity at the time any indemnification or payment of expenses pursuant hereto is sought or at the time any proceeding relating thereto exists or is brought) a director or officer of the Corporation or is or was at any such time serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans maintained or sponsored by the Corporation (including the heirs, executors, administrators and estate of such person) (hereinafter, an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, trustee, employee or agent or in any other capacity while serving as a director, officer, trustee, employee or agent, against all liability and loss suffered and expenses (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amount paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, trustee, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators Except as provided in Section 7.4 of these By-Laws, the Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors. The rights to indemnification and advancement of expenses and the other rights conferred upon indemnitees in this By-Law or other By-Laws shall all be contract rights that vest at the time of such person’s service to or at the request of the Corporation and such rights shall continue as to an indemnitee who has ceased to be a director, officer, trustee, employee or agent and shall inure to the benefit of the indemnitee’s heirs, executors and administrators.

Section 7.2 Prepayment of Expenses. The Corporation shall pay the expenses (including attorneys’ fees) of any person entitled to indemnification pursuant to Section 7.1 of these By-Laws or the Certificate of Incorporation incurred in defending any proceeding in advance of its final disposition, such advances to be paid by the Corporation within twenty (20) days after the receipt by the Corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if the General Corporation Law of the State of Delaware requires, the payment of such expenses incurred by a

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director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer to repay all amounts advanced if it shall be ultimately determined by final judicial decision from which there is no further right of appeal that such director or officer is not entitled to be indemnified for such expenses under this Article VII or otherwise.

Section 7.3 Procedure. To obtain indemnification under this Article VII, a claimant shall submit to the Corporation a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. Upon written request by a claimant for indemnification pursuant to the first sentence of this Section 7.3, a determination, if required by applicable law, with respect to the claimant’s entitlement thereto shall be made as follows: (a) if requested by the claimant, by Independent Counsel (as hereinafter defined), or (b) if no request is made by the claimant for a determination by Independent Counsel, (a) by the Board of Directors by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined), or (2) if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the claimant, or (3) if a quorum of Disinterested Directors so directs, by the stockholders of the Corporation. In the event the determination of entitlement to indemnification is to be made by Independent Counsel at the request of the claimant, the Independent Counsel shall be selected by the Board of Directors unless there shall have occurred within two years prior to the date of the commencement of the proceeding for which indemnification is claimed a “Change of Control” as defined in the Sotheby’s Restricted Stock Unit Plan, in which case the Independent Counsel shall be selected by the claimant unless the claimant shall request that such selection be made by the Board of Directors. If it is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within ten (10) days after such determination.

Section 7.4 Claims. If a claim for indemnification or payment of expenses under this Article VII is not paid in full within thirty (30) days after a written claim pursuant to Section 7.3 of these By-Laws has been received by the Corporation (except in the case of a claim for advancement of expenses, for which the applicable period is twenty (20) days), the claimant may at any time thereafter file suit against the Corporation to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standard of conduct which makes it permissible under the General Corporation Law of the State of Delaware for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors,

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Independent Counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the Corporation (including its Board of Directors, Independent Counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct. If a determination shall have been made pursuant to Section 7.3 of these By-Laws that the claimant is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding commenced pursuant to this Section 7.4. The Corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to this Section 7.4 that the procedures and presumptions of this Article VII are not valid, binding and enforceable and shall stipulate in such proceeding that the Corporation is bound by all the provisions of this Article VII.

Section 7.5 Non-Exclusivity of Rights; Inability to Terminate. The rights conferred on any person by this Article VII (a) shall not be exclusive of any other rights that such or any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these By-Laws, agreement, vote of stockholders or Disinterested Directors or otherwise and (b) cannot be terminated by the Corporation, the Board of Directors or the stockholders of the Corporation with respect to a person’s service prior to the date of such termination.

Section 7.6 Other Indemnification. The Corporation may, to the extent authorized from time to time by the Board of Directors or the Chief Executive Officer, grant rights to indemnification and rights to advancement of expenses incurred in connection with any proceeding in advance of its final disposition, to any current or former employee or agent of the Corporation to the fullest extent of the provisions of this Article VII with respect to the indemnification and advancement of expenses of current or former directors and officers of the Corporation.

Section 7.7 Amendment or Repeal. Any amendment, alteration, repeal or modification of the By-laws in this Article VII that in any way diminishes, limits, restricts, adversely affects or eliminates any right of an indemnitee or his or her successors to indemnification, advancement of expenses or otherwise shall be prospective only and shall not in any way diminish, limit, restrict, adversely affect or eliminate any such right with respect to any actual or alleged state of facts, occurrence, action or omission then or previously existing, or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such actual or alleged state of facts, occurrence, action or omission.

Section 7.8 Insurance. The Corporation shall have power to purchase and maintain insurance, at its expense, to protect itself and any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint

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venture, trust, or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the provisions of this Article VII or under the General Corporation law of the State of Delaware. To the extent that the Corporation maintains any policy or policies providing such insurance, each such current or former director or officer, and each such agent or employee to which rights to indemnification have been granted, shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage thereunder for any such current or former director, officer, employee or agent.

Section 7.9 Definitions. For purposes of Article VII: (a) “Disinterested Director” means a director of the Corporation who is not and was not a party to the matter in respect of which indemnification is sought by the claimant and (b) “Independent Counsel” means a law firm, a member of a law firm, or an independent practitioner, that is experienced in matters of corporation law and shall include any person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Corporation or the claimant in an action to determine the claimant’s rights under this Article VII.

Section 7.10 Notice. Any notice, request or other communication required or permitted to be given to the Corporation under this Article VII shall be in writing and either delivered in person or sent by telecopy, telex, telegram, overnight mail or courier service, or certified or registered mail, postage prepaid, return receipt requested, to the Secretary of the Corporation and shall be effective only upon receipt by the Secretary.

ARTICLE VIII

Miscellaneous

Section 8.1 Fiscal Year. The fiscal year of the Corporation shall be determined from time to time by resolution of the Board of Directors.

Section 8.2 Seal. The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

Section 8.3 Waiver of Notice of Meetings of Stockholders, Directors and Committees. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice.

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Section 8.4 Interested Directors; Quorum. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of the Corporation’s directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof that authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (a) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the Disinterested Directors, even though the Disinterested Directors be less than a quorum; (b) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (c) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee that authorizes the contract or transaction.

Section 8.5 Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time.

Section 8.6 Amendment of By-Laws. These By-Laws may be altered or repealed, and new By-Laws made, by the Board of Directors, but the stockholders may make additional By-Laws and may alter and repeal any By-Laws whether adopted by them or otherwise.

Section 8.7 Forum for Certain Actions. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the United States District Court for the District of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the General Corporation Law of the State of Delaware or the Certificate of Incorporation or these By-Laws (in each case, as may be amended and/or restated from time to time), or as to which the General Corporation Law of the State of Delaware confers jurisdiction on the Court of Chancery of the State of Delaware, (d) any action asserting a claim governed by the internal affairs doctrine, or (e) any action, suit or proceeding regarding indemnification or advancement or reimbursement of expenses arising out of the Certificate of Incorporation, these By-Laws or otherwise, in all cases to the fullest extent permitted by law. Any person or entity purchasing or otherwise acquiring or holding any

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interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 8.7.

Section 8.8 Severability. If any provision or provisions of these By-Laws shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of these By-Laws (including, without limitation, each portion of any paragraph containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of these By-Laws (including, without limitation, each such portion of any paragraph containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

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1334 York Avenue

New York, New York 10021

Special Meeting of Stockholders

9:00 a.m., Eastern Time, Thursday, February 14, 2019

1334 York Avenue

New York, NY 10021

You may view this proxy statement at the following Internet web site:
https://sothebys.gcs-web.com/proxy.

SOTHEBY’S

IMPORTANT SPECIAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Standard Time, on February 13, 2019.

Vote by Internet

•	Go to www.investorvote.com/BID

•	Or scan the QR code with your smartphone

•	Follow the steps outlined on the secure website

Vote by telephone

•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone

•	Follow the instructions provided by the recorded message

Special Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposal — The Board of Directors recommends a vote FOR the Proposal.

		For	Against	Abstain

1.	To approve a proposal to amend the Certificate of Incorporation of Sotheby’s (the “Company”) to provide that special meetings of stockholders of the Company shall be called by our secretary upon the written request of one or more holders of record of shares in the aggregate entitled to cast not less than 20% of the votes.	☐	☐	☐

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

02YCBE	1UPX	+

Important notice regarding the Internet Availability of Proxy Materials for the

Special Meeting of Stockholders to be held on Thursday, February 14, 2019 (the “Special Meeting”).

The Proxy Statement is available at:
http://sothebys.gcs-web.com/proxy

Dear Stockholders of Sotheby’s:

Whether or not you expect to attend the Special Meeting, please complete and return promptly the attached proxy card in the accompanying envelope, which requires no postage if mailed in the United States. As a stockholder, please remember that your vote is important to us. We look forward to hearing from you.

For Certain Sotheby’s Employees Who Are Retirement Savings Plan Participants: The attached proxy card covers all shares for which you have the right to give voting instructions to Vanguard Fiduciary Trust Company, Trustee of the Company’s Retirement Savings Plan (the “Plan”). The attached proxy card, when properly executed, will be voted as directed as long as the proxy card is received by Computershare no later than February 7, 2019. If no direction is given to the Trustee by such date, the Trustee will vote your shares held in the Plan in the same proportion as votes received from other participants in the Plan.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Sotheby’s

+

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS - FEBRUARY 14, 2019

The undersigned hereby appoints each of THOMAS S. SMITH, JR., JONATHAN A. OLSOFF and DAVID G. SCHWARTZ (each a “Proxy” and together, the “Proxies”), and each of them, attorneys and proxies, with full power of substitution, to represent the undersigned at the Special Meeting of stockholders of Sotheby’s, on Thursday, February 14, 2019, at the office of Sotheby’s located at 1334 York Avenue, New York, New York, at 9:00 a.m., local time, and at any adjournments or postponements thereof, and to vote at such meeting the shares of common stock that the undersigned would be entitled to vote if personally present in accordance with the following instructions.

If at least one of the above-named Proxies shall be present in person or by substitution at such meeting or at any adjournment or postponement thereof, said Proxy or Proxies, as the case may be, so present and voting, either in person or by substitution, shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy heretofore given to vote at such meeting.

(Continued and to be SIGNED and dated on the reverse side)

B	Non-Voting Item

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears hereon and date. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.	+